44. PROFIT DISTRIBUTIONS	12 Months Ended
Dec. 31, 2017
Profit Distributions
PROFIT DISTRIBUTIONS

Dividends

In accordance with Law No. 25,063, passed in December 1998, dividends distributed in cash or in kind, in excess of accumulated tax profits at the end of the year immediately before the date of payment or distribution, will be subject to a 35% income tax withholding in a single and final payment. To such effect, income to be considered in each fiscal year will be that resulting from adding to the specific income determined pursuant to the general provisions of the Income Tax Act the dividends or earnings from other companies not computed within the determination of such income during the same fiscal periods. The distribution of dividends is made based on the Company’s Stand-Alone Financial Statements.